SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SeraCare Life Sciences, Inc.
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SERACARE LIFE SCIENCES

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On February 26, 2003

SeraCare Life Sciences hereby invites you, as one of our shareholders, to attend our annual meeting of shareholders either in person or by proxy. The meeting will be held at the offices of Biomat USA, Inc., located at 1925 Century Park East, Suite 920, Los Angeles, California 90067 at 9:00 a.m., local time, for the purpose of considering and acting upon the following matters:

1.	Electing all of our directors for the ensuing year;

2.	Approving an amendment to the 2001 Stock Incentive Plan to increase the number of shares available for award grants under the plan and to increase certain other award limits under the plan; and

3.	Transacting any other business that may properly come before the meeting.

Only shareholders of record at the close of business on January 17, 2003 are entitled to receive notice of and to vote at the annual meeting or any adjournment of the meeting.

By Order of the Board of Directors,

Jerry L. Burdick Secretary

Oceanside, California
January 23, 2003

YOUR VOTE IS IMPORTANT. ALL SHAREHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE FURNISHED FOR THAT PURPOSE.

SERACARE LIFE SCIENCES, INC.
1935 Avenida del Oro, Suite F
Oceanside, California 92056
(760) 806-8922

PROXY STATEMENT

The board of directors of SeraCare Life Sciences, Inc. (“SeraCare Life Sciences”) is soliciting the enclosed proxy for use at our annual meeting of shareholders to be held on Wednesday, February 26, 2003, at 9:00 a.m., local time, or at any adjournments of the meeting. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders describe the purposes of the annual meeting. The annual meeting will be held at the offices of Biomat USA, Inc., located at 1925 Century Park East, Suite 920, Los Angeles, California 90067. These proxy solicitation materials were mailed on or about January 23, 2003 to all shareholders entitled to vote at the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What am I being asked to vote on?

A:	(1) The election of nominees to serve on our board of directors; and

(2)	The approval of an amendment to the 2001 Stock Incentive Plan to increase the number of shares available for award grants under the plan and to increase certain other award limits under the plan.

Q:	How does the board recommend I vote on these proposals?

A:	Our board of directors recommends a vote FOR each of the nominees for director and FOR the approval of the amendment to the 2001 Stock Incentive Plan.

Q:	Who is entitled to vote?

A:	The record date for the annual meeting is January 17, 2003. Shareholders of record as of the close of business on that date are entitled to vote at the annual meeting.

Q:	How do I vote?

A:	If you are the record holder of your shares, you may sign and date the enclosed proxy card and return it in the pre-paid envelope or attend and vote at the annual meeting in person.

Q:	What if my shares are held by a broker?

A:
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	Can I revoke my proxy later?

A:	Yes. You have the right to revoke your proxy at any time before the annual meeting by:

(1)	delivering a signed revocation or a subsequently dated, signed proxy card to the Secretary of SeraCare Life Sciences before the annual meeting, or

(2)	attending the annual meeting and voting in person.

However, if you have delivered a valid proxy, your mere presence at the annual meeting will not, by itself, revoke that proxy.

Q:	How many shares can vote?

A:
As of the close of business on the record date of January 17, 2003, 7,436,078 shares of common stock were issued and outstanding. We have no other class of voting securities outstanding. Each share of common stock entitles its holder to one vote.

Q:	How is a quorum determined?

A:
For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. Abstentions will be counted as present for quorum purposes.

Q:	What is required to approve each proposal?

A:
A plurality of the shares of common stock voted in person or by proxy is required to elect the nominees for directors. A plurality means that the eight (8) nominees receiving the largest number of votes cast will be elected. Once a quorum has been established, each shareholder voting for the election of directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distribute the shareholder’s votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than eight (8) candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder’s votes.

To approve the amendment to the 2001 Stock Incentive Plan, holders of a majority of the shares represented and voted at the annual meeting, either in person or by proxy, must vote in favor of the proposal.

Q:	What happens if I abstain?

A:
Under California law abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the total number of votes cast with respect to a proposal.

Q:	What are Broker Non-Votes and how are they counted?

A:
“Broker non-votes” are shares held by brokers or nominees for which the broker or nominee lacks discretionary power to vote and never received specific voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating a quorum, but will not be counted for purposes of determining the total number of votes cast with respect to a proposal.

Q:	How will my shares be voted if I return a blank proxy card?

A:
If you sign and send in your proxy card and do not indicate how you want to vote, we will count your proxy as a vote FOR approval of the amendment to the 2001 Stock Incentive Plan and FOR each of the director nominees named in this proxy statement. If a broker or nominee who does not have discretion to vote has delivered a proxy but has failed to physically indicate on the proxy card that broker’s lack of authority to vote, we will treat the shares as present and count the shares as votes FOR the approval of the amendment to the 2001 Stock Incentive Plan and FOR each of the director nominees named in this proxy statement.

Q:	How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business comes before the annual meeting, your signed proxy card gives authority to the proxyholders, Michael F. Crowley II and Dennis M. Mulroy, to vote on those matters at their discretion.

Q:	What if a quorum is not present at the meeting?

A:
If a quorum is not present at the scheduled time of the annual meeting, we may adjourn the meeting, either with or without the vote of the shareholders. If we propose to have the shareholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the annual meeting.

Q:	How much stock do SeraCare Life Sciences’ directors and executive officers own?

A:
As of January 9, 2003, our current directors and executive officers collectively had the power to vote 1,797,488 shares, constituting approximately 22.3% of the outstanding shares. These persons have indicated that they currently intend to vote the shares held by them FOR the approval of the amendment to the 2001 Stock Incentive Plan and FOR each of the director nominees named in this proxy statement.

Q:	Who will bear the costs of this solicitation?

A:
We will pay the cost of this solicitation of proxies by mail. Our officers and regular employees may also solicit proxies in person or by telephone without additional compensation. We will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse these persons for related postage and clerical expenses.

PROPOSAL 1—ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the 2003 annual meeting. The board of directors proposes that the following nominees, all of whom are currently serving as directors, be re-elected for a new term of one year and until their successors are duly elected and qualified. The persons named in the enclosed form of proxy intend, if authorized, to vote the proxies FOR the election as directors of each of the eight persons named below as nominees. If any nominee declines or is unable to serve as a director, which we do not anticipate, the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

Director Nominees and Executive Officers

Set forth below are the names, ages, positions and offices held with us (if any), and principal occupations and employment during the past five years, of our director nominees and executive officers.

Name	Age	Position	Director/ Officer Since
Barry D. Plost	57	Chairman of the Board	1998

Michael F. Crowley II	35	Director, President and Chief Executive Officer	2000

Dennis M. Mulroy	47	Chief Financial Officer	2001

Jerry L. Burdick	63	Director and Secretary	1998

Samuel Anderson	67	Director	2001

Ezzat Jallad	40	Director	2001

Dr. Nelson Teng	56	Director	2001

Robert J. Cresci	59	Director	2001

Dr. Bernard Kasten	56	Director	2001

Barry D. Plost began serving as Chairman of the board of directors and Chief Executive Officer of our company when Biomat USA, Inc. (formerly known as SeraCare, Inc.) acquired our company in February 1998. From the time of our spin-off from Biomat USA in September 2001 until July 10, 2002, Mr. Plost served as our interim Chief Executive Officer. Mr. Plost has served as Chairman, President and Chief Executive Officer of Biomat USA, Inc. since February 6, 1996. Mr. Plost also serves on the PPTA Sources board of directors of the Plasma Protein Therapeutics Association. Mr. Plost also serves on the board of Probitas Pharma S.A. and is a member of its Executive Committee. Probitas Pharma S.A. is the parent company of Instituto Grifols S.A., which purchased Biomat USA, and is a supplier to SeraCare Life Sciences.

Michael F. Crowley II was elected to the board of directors on July 10, 2002 the same time he was appointed Chief Executive Officer. From November 2000 until his appointment as our Chief Executive Officer, Mr. Crowley served as our President and Chief Operating Officer. Prior to his role as President, Mr. Crowley served as our Vice President of Operations from January 1998 to November 2000. Mr. Crowley has been employed by the company since 1986.

Dennis M. Mulroy was appointed Chief Financial Officer of our company on November 19, 2001. Mr. Mulroy most recently served as the chief financial officer of Bioceutix Inc., a privately-held developer of skin treatment products from January 2001 to November 2001. From August 2000 to January 2001, Mr. Mulroy served as Chief Financial Officer of Bidland Systems, a privately-held application service provider for e-commerce. From February 2000 to June 2000, Mr. Mulroy served as the Chief Financial Officer of Enhanced Information Services, a privately-held medical products and services provider over the internet. From August 1999 to February 2000, Mr. Mulroy served as the vice president of finance and assistant corporate secretary of TelePacific Communications, a privately-held full service telecommunication provider. From January 1997 to

April 1999, Mr. Mulroy served as the vice president of finance and administration and corporate secretary of First World Communications, Inc., a publicly traded full service telecommunication provider. Prior to his employment by First World Communications, Mr. Mulroy was the chief financial officer of River Medical Inc. Mr. Mulroy is a Certified Public Accountant in the State of California.

Jerry L. Burdick has served as our Secretary and a member of our board of directors since February 1998. From February 1998 until January 9, 2002, Mr. Burdick also served as our Chief Financial Officer and Executive Vice President. At Biomat USA, Mr. Burdick has served as Executive Vice President, Secretary and a director since December 1, 1995, as Chief Financial Officer from December 1, 1995 through September 8, 1999, as Acting Chief Financial Officer from November 30, 1999 through December 31, 1999 and was reappointed Chief Financial Officer effective January 1, 2000. Mr. Burdick is a Certified Public Accountant in the State of California and has held senior financial positions with various companies including International Rectifier Corporation and Getty Oil Company.

Samuel Anderson has served as a member of our board of directors since September 25, 2001. Mr. Anderson entered into a Consulting Agreement in April 2002 with SeraCare Life Sciences to offer advisory services to our Chief Executive Officer. Mr. Anderson was a director of and consultant to Biomat USA from April 1996 to September 2001. Mr. Anderson also serves on the boards of Hycor Biomedical, Inc. and Cypress Bioscience, Inc.

Ezzat Jallad has served as a member of our board of directors since September 25, 2001. Mr. Jallad was a director of Biomat USA from October 1996 to September 2001. For the last five years, Mr. Jallad has been Executive Vice President of FCIM Corp. Mr. Jallad also serves on the board of Chili-Up, Inc.

Dr. Nelson Teng has served as a member of our board of directors since September 25, 2001. Dr. Teng was a director of Biomat USA from January 1997 to September 2001. Dr. Teng has been the director of Gynecologic Oncology and Associate Professor of Gynecology and Obstetrics at Stanford University School of Medicine since 1981. Dr. Teng also co-founded ADEZA Biomedical in 1984 and UNIVAX Biologics in 1988. In addition, Dr. Teng has served as a scientific advisor and consultant to several biotechnology companies and venture capital firms and has authored over 100 publications and 15 patents. Dr. Teng serves on several other boards of directors.

Robert J. Cresci has served as a member of our board of directors since September 25, 2001. Mr. Cresci was a director of Biomat USA from April 1998 to September 2001. Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since September 1990. Mr. Cresci currently serves on the boards of Sepracor, Inc., Luminex Corporation, Aviva Petroleum Ltd., Film Roman, Inc., j2 Global Communications, Inc., Candlewood Hotel Co., Inc., Continucare Corporation, LTWC Corporation and several private companies.

Dr. Bernard Kasten has served as a member of our board of directors since September 25, 2001. Dr. Kasten was a director of Biomat USA from March 2001 to September 2001. Dr. Kasten is Vice President of Business Development for Medicine and Science for Quest Diagnostics, Inc., a position he has held since 1996. Dr. Kasten also serves on the Scientific Advisory Board of Structural Bio Informatics Inc., which specializes in genomic- based protein modeling and therapeutic drug design.

Board Composition

Our board of directors consists of eight authorized members. All directors are elected to hold office until our next annual meeting of shareholders and until their successors have been elected. Officers are elected and serve at the discretion of the board of directors. There are no family relationships among any of our directors or executive officers.

Certain Relationships and Related Transactions

Transactions with Management and Others

Effective April 15, 2002, Samuel Anderson became a consultant to SeraCare Life Sciences pursuant to a three year Consulting Agreement. Under the terms of this agreement, Mr. Anderson serves as an advisor to the Chief Executive Officer and receives an annual consulting fee of $70,000.

Certain Business Relationships

On September 24, 2001 in connection with the merger of our former parent Biomat USA, Inc. with a subsidiary of Instituto Grifols, S.A., Biomat USA spun-off our company to Biomat USA’s then existing shareholders in a distribution. In connection with the spin-off, we entered into the following agreements with Biomat USA, Inc.:

•	Master Separation and Distribution Agreement. This agreement outlines the terms and conditions of our separation and distribution from Biomat USA.

•
General Assignment and Assumption Agreement.    This agreement identifies the assets and liabilities relating to our business that Biomat USA transferred to us and that we accepted as part of the separation.

•	Employee Matters Agreement. This agreement provided for the orderly transition of certain employee benefit programs for our employees.

•
Tax Sharing Agreement.    This agreement sets forth SeraCare Life Sciences’ and Biomat USA’s respective rights and obligations to payments and refunds, if any, with respect to taxes for periods before and after the spin-off and related matters such as the filing of tax returns and conduct of audits and other proceedings involving claims made by taxing authorities.

•
Trademark License Agreement.    This agreement provides for a perpetual license from Biomat USA to us to use the registered service mark “SeraCare” in our business. This agreement also provided for the transfer from Biomat USA to us of the domain name “www.seracare.net“.

•
Supply and Services Agreement.    This agreement sets forth the terms and conditions pursuant to which Biomat USA will supply us with certain plasma products until January 2006 at prices which will be agreed upon on an annual basis. Under this agreement, Biomat USA will also provide plasmapheresis services on donors referred by us, including collecting, testing and delivering the plasma to us. The plasma products provided by Biomat USA to us under this agreement are subject to minimum quality specifications set forth in the agreement and are subject to specifications for delivery, storage and handling of the plasma in accordance with applicable laws, industry standards and good manufacturing practices.

In connection with the Supply and Services Agreement we issued to Probitas Pharma, the parent of Instituto Grifols, S.A., a five year warrant to purchase 563,347 shares of our common stock at an exercise price of $3.05 per share (which was the average of the closing prices of our common stock for the first twenty trading days after our spin-off from Biomat USA).

SeraCare Life Sciences is also party to an agreement with Instituto Grifols, S.A. under which Instituto Grifols supplies us with Human Serum Albumin, which we then distribute to various biotech companies. Under this agreement, Instituto Grifols also supplies us with Human Serum Albumin for use in diagnostic products. We obtain a substantial portion of our revenue and operating margin from sales of products incorporating the Human Serum Albumin supplied to us by Instituto Grifols under this agreement. The agreement was amended in 2001 to extend its term until March 31, 2006. In connection with a recent agreement for the supply of Human Serum

Albumin that we entered into with one of our significant customers we also amended the terms of our agreement with Instituto Grifols to conform certain aspects of the agreement with this customer contract.

SeraCare Life Sciences purchased from subsidiaries of Biomat USA products and services totaling $268,196 during the fiscal year ended September 30, 2002. During the same period, SeraCare Life Sciences purchased plasma products from other subsidiaries of Probitas Pharma S.A. totaling $8,746,472. The amount of business to be transacted in fiscal year 2003 between SeraCare Life Sciences and Biomat USA, Inc., Probitas Pharma, S.A. and its subsidiaries is expected to approximate the amount of business transacted in fiscal year 2002.

Mr. Barry D. Plost is currently our Chairman of the board of directors. Mr. Plost is also President of Biomat USA, Inc. and serves as a director of Probitas Pharma S.A.

Mr. Jerry L. Burdick is currently our Secretary as well as a member of our board of directors. Mr. Burdick is also the Chief Financial Officer of Biomat USA, Inc.

Board of Directors and Committees of Our Board of Directors

Our board of directors held four regular meetings and one special meeting during fiscal 2002. Ezzat Jallad attended three of the five meetings of the board of directors and two of the three meetings of the Audit Committee. Each of the other directors attended at least 75% of the total number of meetings of the board held while he was a director and of each committee on which he served during the period in which he served as a member of that committee. Our board has established the following committees, and may establish others from time to time:

Audit Committee

The Audit Committee was formed in September 2001 and consists of Messrs. Cresci, Jallad and Teng. The Audit Committee recommends to the board the independent auditors to be selected to audit our company’s annual financial statements and approves any special assignments given to such auditors. The Audit Committee also reviews the planned scope of the annual audit and the independent auditors’ letter of comments and management’s responses thereto, and any major accounting changes made or contemplated.

The Audit Committee Charter, which sets forth the authority and responsibilities of the Audit Committee, was approved by the board of directors in November 2001. A copy of the restated Audit Committee Charter is attached to this proxy statement as Annex A. The Audit Committee assists our board of directors in overseeing the accounting and financial reporting processes of SeraCare Life Sciences and audits of our financial statements, including the integrity of our financial statements, compliance with legal and regulatory requirements, our independent auditors’ qualifications and independence, the performance of our independent auditors, and such other duties as may be directed by our board of directors. The Audit Committee Charter requires that the Audit Committee consist of not less than three board members who satisfy the “independence” requirements of Nasdaq. The Audit Committee consists of Messrs. Cresci, Jallad and Teng, each of whom satisfies these requirements. The Audit Committee held three meetings during fiscal 2002. A copy of the report of the Audit Committee is contained in this proxy statement.

Compensation Committee

The Compensation Committee was formed in September 2001 and consists of Messrs. Anderson and Jallad. The Compensation Committee establishes remuneration levels for our executive officers, reviews management organization and development and reviews significant employee benefit programs.

Compensation of Directors

Our board of directors consists of 8 authorized members. Each director, excluding Michael F. Crowley II and Samuel Anderson, is entitled to an annual cash fee of $10,000 plus expenses to be paid the first month of each fiscal year, a $1,000 fee for each meeting personally attended and a $500 fee for each meeting telephonically attended. In addition, each director, excluding Michael F. Crowley II, receives annually a fully vested option to purchase 10,000 shares of our common stock with an exercise price equal to 100% of the fair market value of our common stock on the date of the grant.

In addition, beginning with fiscal 2003, each member of our audit committee is entitled to a $1,000 fee for each meeting personally attended and also received a one-time fully vested option to purchase 5,000 shares of our common stock with an exercise price equal to 100% of the fair market value of our common stock on the date of the grant.

Pursuant to our 2001 Stock Incentive Plan, each of Messrs. Plost, Burdick, Anderson, Teng, Cresci, Jallad and Kasten received on May 13, 2002 a fully vested five year option to purchase 25,000 shares of our common stock at an exercise price of $5.93 per share.

Chairman of the Board Barry D. Plost received on July 10, 2002 a fully vested five year option to purchase 25,000 shares of our common stock at an exercise price of $6.06 per share for services performed in his capacity as Chairman of our board of directors.

Other Arrangements with Directors

Effective April 15, 2002, Samuel Anderson became a consultant to SeraCare Life Sciences pursuant to a three year Consulting Agreement. Under the terms of this agreement, Mr. Anderson serves as an advisor to the Chief Executive Officer and receives an annual consulting fee of $70,000.

For his services on the Scientific Advisory Board, Dr. Bernard Kasten received on July 10, 2002 a fully vested five year option to purchase 25,000 shares of common stock at an exercise price of $6.06 per share.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is a former or current officer or employee of SeraCare Life Sciences; however, Samuel Anderson is a consultant to SeraCare Life Sciences. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or on our Compensation Committee.

Equity Security Ownership of Management and Other Beneficial Ownership

The following sets forth information as of January 9, 2003 (the “Reference Date”) with respect to the beneficial ownership of our common stock, (i) by each person known to us to own beneficially more than five percent of our common stock, (ii) by each executive officer and director, and (iii) by all officers and directors as a group.

	Shares of Common Stock Beneficially Owned(1)
Individual / Group	Amount and Nature of Beneficial Ownership	Percent of Class
Barry D. Plost(2)	782,658	10.3

Jerry L. Burdick(3)	190,444	2.6

Dr. Nelson Teng(4)	270,000	3.6

Samuel Anderson(5)	222,386	3.0

Ezzat Jallad(6)	102,000	1.4

Robert Cresci(7)(8)	86,000	1.2

Dr. Bernard Kasten(7)	100,000	1.3

Michael F. Crowley II(7)	44,000	*

Dennis M. Mulroy	—	*

All officers and directors (9 persons)	1,797,488	22.3

Other beneficial owners:

Pecks Management Partners, Ltd.(8)	1,459,438	19.8
One Rockefeller Plaza
New York, NY 10020

Ashford Capital Management, Inc.(9)	739,600	10.0
P.O. Box 4172
Wilmington, Delaware 19807

Probitas Pharma, S.A.	563,347	7.6
Calle de la Marina, 16-18 Torre
Mapfre, Pl. 27,
08005 Barcelona Spain

*	less than one percent
(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after January 9, 2003, are deemed outstanding; such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated below, the person and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address for each person is c/o SeraCare Life Sciences, Inc., 1935 Avenida del Oro, Suite F, Oceanside, California 92056.

(2)	202,500 of these shares result from options or warrants that are exercisable within 60 days. Also includes 1,900 shares held by Mr. Plost’s spouse.
(3)	60,000 of these shares result from options that are exercisable within 60 days. Also includes 8,000 shares held by Mr. Burdick’s spouse.
(4)	80,000 of these shares result from options that are exercisable within 60 days.

(5)	60,000 of these shares result from options that are exercisable within 60 days. Also includes 162,386 shares of common stock held by a trust of which Mr. Anderson is trustee.
(6)	40,000 of these shares result from options that are exercisable within 60 days.
(7)	All of these shares result from options that are exercisable within 60 days.
(8)	Mr. Cresci is a managing director of Pecks Management Partners, Ltd.
(9)
According to a Schedule 13G filed with the SEC by Ashford Capital Management, Inc. on November 27, 2002, 739,600 shares of common stock are held of record by clients of Ashford Capital Management, Inc. (“Ashford”), and Ashford, in its capacity as investment advisor, may be deemed to have beneficial ownership of all such 739,600 shares. The address of Ashford listed in the Schedule 13G is P.O. Box 4172, Wilmington, DE 19807.

Section 16(A) Beneficial Ownership Reporting Compliance

Based upon our review of forms filed by directors, officers and certain beneficial owners of our common stock (the “Section 16 Reporting Persons”) pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, we have identified the following filings that were filed late by the Section 16 Reporting Persons during the fiscal year ended September 30, 2002:

•	Samuel Anderson was late in filing two Form 4’s with respect to three transactions;

•	Jerry L. Burdick was late in filing one Form 4 with respect to one transaction;

•	Robert Cresci was late in filing one Form 4 with respect to one transaction;

•	Ezzat Jallad was late in filing one Form 4 with respect to one transaction;

•	Bernard Kasten was late in filing one Form 4 with respect to one transaction;

•	Barry D. Plost was late in filing one Form 4 with respect to one transaction; and

•	Nelson Teng was late in filing one Form 4 with respect to one transaction.

Recommendation of SeraCare Life Sciences Board of Directors

The eight (8) nominees receiving the highest number of votes will be elected to the board of directors.

Our board of directors recommends a vote FOR the election of each of the above nominees as a director.

OTHER INFORMATION

Executive Compensation

Summary Compensation Table

The following table summarizes certain compensation information concerning the annual and long-term compensation for services rendered by Michael F. Crowley II, our Chief Executive Officer, Dennis M. Mulroy, our Chief Financial Officer, and Barry D. Plost, Chairman and former Interim Chief Executive Officer for the twelve month periods ended February 29, 2000, February 28, 2001 and September 30, 2002 and the transition period from March 1, 2001 to September 30, 2001.

	Period Ended(1)	Annual Compensation(2)		Long-Term Compensation
Name and Principal Position		Salary ($)(3)	Bonus ($)(4)	Securities Underlying Options Granted	Other Compensation ($)
Barry D. Plost(5)	September 30, 2002	—	—	50,000	—
Chairman and former	September 30, 2001	—	—	40,000	—
Interim Chief Executive	February 28, 2001	—	—	—	—
Officer	February 29, 2000	—	—	—	—

Michael F. Crowley II	September 30, 2002	$175,000	$50,000	100,000	$4,800
Chief Executive Officer	September 30, 2001	$84,583	—	—	$2,800
	February 28, 2001	$116,624	$65,250	44,000	$5,200
	February 29, 2000	$91,666	$10,000	—	$1,450

Dennis M. Mulroy(6)	September 30, 2002	$126,464	$10,000	25,000	—
Chief Financial Officer

(1)
Each of the periods ended February 29, 2000, February 28, 2001 and September 30, 2002 are twelve month periods. The period ended September 30, 2001 is the transition period from March 1, 2001 to September 30, 2001.

(2)
The annual compensation reported does not include the value of certain perquisites, which in the aggregate did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for the named executive.

(3)	Amounts shown include base compensation earned and received by executive officers.
(4)	Amounts represent bonuses earned in the fiscal year but paid in the following fiscal year.
(5)
Barry D. Plost resigned as Interim Chief Executive Officer on July 10, 2002. Other than his compensation for services as a member of our board of directors, Mr. Plost did not receive any compensation for his services as an executive officer. Mr. Plost is a director and executive officer of our former parent, Biomat USA, Inc., and is compensated by Biomat USA for his services to Biomat USA pursuant to his employment agreement with Biomat USA.

(6)	Dennis M. Mulroy was appointed Chief Financial Officer of SeraCare Life Sciences on November 19, 2001.

Options

The table below sets forth certain information regarding options granted during fiscal 2002 to the executive officers named in the Summary Compensation Table.

Option Grants In Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year (%)(1)	Exercise Price Per Share	Expiration Date
Name					5%	10%
Barry D. Plost	25,000	10.6%	5.93	May 13, 2007	$40,959	$90,508
	25,000	10.6%	6.06	July 10, 2007	$41,857	$92,492
Michael F. Crowley II	100,000	42.6%	3.25	September 25, 2007	$110,531	$250,757
Dennis M. Mulroy	25,000	10.6%	4.30	November 19, 2007	$36,560	$82,943

(1)
For purposes of this calculation, the options granted to Mr. Plost are included in determining the total options granted to employees in fiscal 2002 although other than his compensation for services as a member of our board of directors, Mr. Plost did not receive any compensation for his services as an executive officer.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

	Options Exercised		Number of Securities Underlying Unexercised Options at 9/30/2002		Value of Unexercised In-the-Money Options at 9/30/2002(1)
Name	Shares Acquired	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Barry D. Plost	—	—	202,500	—	$477,500	—
Michael F. Crowley II	—	—	44,000	100,000	$183,000	$175,000
Dennis M. Mulroy	—	—	—	25,000	—	$17,500

(1)	Market value of the underlying securities at year-end, less the exercise price of “in-the-money” options.

Employee Incentive Plans

SeraCare Life Sciences provides a 401(k) plan to its employees and makes discretionary matching contributions. Total contributions from SeraCare Life Sciences to this plan were $70,744 in fiscal 2002.

Employment Contracts

Biomat USA, Inc., our former parent, entered into an employment agreement with Michael F. Crowley II, effective on November 1, 2000, to serve as our President for a twenty-eight month period. We were assigned this agreement by Biomat USA in connection with our spin off in September 2001, and on October 15, 2001, we awarded Mr. Crowley options to purchase 100,000 shares of our common stock at an exercise price of $3.25 per share, which vests in full on October 15, 2004 and expires on October 15, 2007. We amended the agreement in November 2001 so as to extend Mr. Crowley’s employment through September 25, 2004 and increase his base compensation to $175,000. In July 2002, Mr. Crowley was appointed by the board of directors as Chief Executive Officer, succeeding Barry D. Plost, who held the position of Interim Chief Executive Officer. Pursuant to the employment agreement, Mr. Crowley received a bonus of $50,000 for fiscal year 2002.

Mr. Plost served as our Interim Chief Executive Officer until July 2002 and received no compensation for his services as an executive officer. Mr. Plost is compensated by us only for his service as Chairman of the board. Our former parent, Biomat USA, Inc. is a party to an employment agreement with Mr. Plost, Biomat USA’s Chairman of the board, President and Chief Executive Officer.

Dennis M. Mulroy has been an at will employee since his appointment as our Chief Financial Officer on November 19, 2001, and is remunerated for his services at an annual rate of $145,000.

THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS AFTER THE REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the board of directors is responsible for oversight of executive compensation and review of SeraCare Life Sciences’ overall compensation programs.

Compensation Philosophy

Generally, SeraCare Life Sciences’ compensation programs are designed to attract, retain, motivate and appropriately reward individuals who are responsible for SeraCare Life Sciences’ short- and long-term profitability, growth and return to shareholders. The overall compensation philosophy followed by the Committee is to pay competitively while emphasizing qualitative indicators of corporate and individual performance.

Executive Compensation

The Committee also uses stock option awards made under the SeraCare Life Sciences, Inc. 2001 Stock Incentive Plan to provide various incentives for key personnel and directors, including executive officers. Stock options are priced at the fair market value of the common stock of SeraCare Life Sciences on the date of the grant, and typically vest at the rate of 33 1/3% per year over three years, unless determined otherwise by the board or other committee overseeing the Plan.

Barry D. Plost, Michael F. Crowley II and Dennis M. Mulroy all received stock option awards in fiscal 2002. The Committee also periodically makes recommendations to the board of directors for additional stock option awards for eligible individuals, including executive officers, based upon a subjective evaluation of individual current performance, assumption of significant responsibilities, anticipated future contributions, and/or ability to impact overall corporate and/or business unit financial results.

To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to SeraCare Life Sciences and to the executives of various payments and benefits, specifically in consideration of Section 162(m) of the Internal Revenue Code. The Committee will not, however, limit executive compensation to that which is deductible.

Chief Executive Compensation

Mr. Crowley became Chief Executive Officer of SeraCare Life Sciences in July 2002. During fiscal 2002, Mr. Crowley received a base salary of $175,000 and a management bonus of $50,000, pursuant to the terms of his employment agreement (see “Employment Contracts” above).

Effective October 15, 2001, the board of directors also awarded Mr. Crowley options to purchase 100,000 shares of common stock at an exercise price of $3.25. These options vest on October 15, 2004 and expire on October 15, 2007.

Prior to Mr. Crowley’s appointment to Chief Executive Officer, Mr. Plost served as Interim Chief Executive Officer during fiscal year 2002. Mr. Plost received no compensation for his services as an executive officer.

COMPENSATION COMMITTEE

Samuel Anderson
Ezzat Jallad

PERFORMANCE GRAPH

The following graph compares the change in the Company’s cumulative total stockholder return from September 30, 2001 to September 30, 2002, which includes the last trading day of fiscal 2001, with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Biotechnology Index for that period.

	9/30/01	9/30/02
SeraCare Life Sciences, Inc.	$100	$177
Nasdaq Composite Index	$100	$78
Nasdaq Biotechnology Index	$100	$63

Assumes $100 invested on September 30, 2001 in the company’s common stock, the Nasdaq Composite Index and the Nasdaq Biotechnology Index. The reported closing sales price of our common stock on the OTCBB on September 25, 2001, the first day after our spin-off from Biomat USA, Inc., was $1.50. The closing price of our common stock on September 28, 2001, the final trading day of September 2001, was $2.82. The closing price of our common stock on September 30, 2002, the final trading day of September 2002, was $5.00.

PROPOSAL 2—AMENDMENT TO OUR 2001 STOCK INCENTIVE PLAN

We maintain the SeraCare Life Sciences, Inc. 2001 Stock Incentive Plan. Our board of directors approved, subject to shareholder approval, the amendment to the 2001 Stock Incentive Plan described below. Shareholders are being asked to approve the amendment. If approved by shareholders, the amendment will:

•	increase the number of shares of our common stock available for award grants under the 2001 Stock Incentive Plan from 600,000 shares to 1,000,000 shares (an increase of 400,000 shares);

•
increase the limit on the number of shares of our common stock that may be granted subject to incentive stock options under the 2001 Stock Incentive Plan from 300,000 shares to 500,000 shares (an increase of 200,000 shares); and

•
increase the limit on the number of shares of our common stock that may be granted subject to options and all other awards to any one person during any calendar year under the 2001 Stock Incentive Plan from 50,000 shares to 150,000 shares (an increase of 100,000 shares).

Any shares issued on exercise of an incentive stock option granted under the 2001 Stock Incentive Plan count against the total number of shares authorized under the plan. Thus, the proposed increase in the incentive stock option limit described above does not increase the total number of shares that will be available for all award grants under the plan.

As of December 31, 2002, approximately 540,000 of the 600,000 shares then available for award grant purposes under the 2001 Stock Incentive Plan had been issued pursuant to awards granted under the plan or were subject to awards then outstanding under the plan, and approximately 60,000 shares were then available for additional award grants. Our board of directors believes that the additional shares requested under the 2001 Stock Incentive Plan, and the increases in the incentive stock option and individual share limits referred to above, will give us greater flexibility to structure future incentives and better attract, retain and motivate employees, officers and directors.

If the amendment is not approved by shareholders, the current share limits under the 2001 Stock Incentive Plan will remain in effect.

Summary Description of the Plan

The principal terms of the 2001 Stock Incentive Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2001 Stock Incentive Plan, which has been filed as an exhibit to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s Web site at http://www.sec.gov. A copy of the 2001 Stock Incentive Plan document may also be obtained by writing Dennis M. Mulroy at SeraCare Life Sciences, Inc., 1935 Avenida del Oro, Suite F, Oceanside, California 92056.

Purpose.    The purpose of the 2001 Stock Incentive Plan is to promote the success of SeraCare Life Sciences, Inc. and the interests of our shareholders by providing an additional means to attract, motivate, retain and reward eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the company.

Awards.    The 2001 Stock Incentive Plan authorizes stock options, restricted stock, and stock unit awards. The 2001 Stock Incentive Plan gives us the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option will expire, or other award will vest, not more than 10 years after the date of grant.

Administration.    The 2001 Stock Incentive Plan will be administered by our board of directors or by one or more committees appointed by our board of directors. The appropriate acting body is referred to as the “Administrator.” The Administrator is currently our board of directors.

The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price, if any, to be paid for the shares or the award and the vesting and exercisability provisions. Subject to the other provisions of the 2001 Stock Incentive Plan and in addition to such other authority as may be contemplated by the plan, the Administrator has the authority:

•
to permit the recipient of any award to pay the purchase price of shares of common stock or the award in cash or by check, the delivery of previously owned shares of common stock, or a cashless exercise or third party payment in such manner as may be authorized by the Administrator;

•	to accelerate the receipt or vesting of benefits pursuant to an award;

•	to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award; and

•	to determine the fair market value of our stock for plan purposes and to construe and interpret the plan.

Eligibility.    Persons eligible to receive awards under the 2001 Stock Incentive Plan include our officers and employees, our directors, and certain consultants and advisors to us. As of December 31, 2002, all of our officers and employees (approximately thirty-three (33) individuals), including all of our named executive officers, and each of our seven non-employee directors were considered eligible under the 2001 Stock Incentive Plan, subject to the power of the Administrator to determine eligible persons to whom awards will be granted.

Transfer Restrictions.    Awards under the 2001 Stock Incentive Plan are generally not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. The Administrator may permit certain award transfers, such as for estate or tax planning purposes.

Limits on Awards; Authorized Shares.    The maximum number of shares of our common stock that may be issued or delivered pursuant to awards granted under the 2001 Stock Incentive Plan is 600,000 shares; however, this maximum will increase to 1,000,000 shares if shareholders approve the proposed plan amendment. The 2001 Stock Incentive Plan limits the total number of shares that may be issued or delivered pursuant to the exercise of incentive stock option grants under the plan to 300,000 shares; however, this limit will increase to 500,000 shares if shareholders approve the proposed plan amendment. The 2001 Stock Incentive Plan also limits the total number of shares subject to options, or all awards, that may be granted under the 2001 Stock Incentive Plan during any calendar year to 50,000 shares for any one individual; however, this limit will increase to 150,000 shares if shareholders approve the proposed plan amendment.

As is customary in incentive plans of this nature, the number and kind of shares available under the 2001 Stock Incentive Plan and the then-outstanding awards, as well as exercise or purchase prices and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to shareholders.

The 2001 Stock Incentive Plan will not limit the authority of our board of directors or the Administrator to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

Stock Options.    An option is the right to purchase shares of common stock at a future date at a specified price, which is referred to as the exercise price of the option. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “U.S. Federal Income Tax Consequences of Awards Under the Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2001 Stock Incentive Plan.

Exercise Price.    The per share exercise price of each option will be determined by the Administrator at the time of grant. Except for options granted pursuant to an assumption or substitution for other options (such as in the context of a merger or acquisition), in no case will the per share exercise price of an option be less than the fair market value of a share of our common stock on the date of grant of the option. Full payment for shares purchased on the exercise of an option must be made at the time of such exercise in a manner approved by the Administrator.

Restricted Stock Awards.    A restricted stock award is an award typically for a fixed number of shares of our common stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions imposed on such shares. The restrictions may include, for example, continued service only and/or performance standards.

Stock Units.    A stock unit is a bookkeeping entry measured in shares of our common stock. Vested stock units may be paid out in our common stock or in cash, subject to terms and conditions imposed by the Administrator. The Administrator may award stock units to participants, may allow participants to defer other compensation or award payment in the form of a stock unit credit, and may grant stock units in exchange for other awards.

Non-Employee Director Awards.    The 2001 Stock Incentive Plan previously contained certain provisions pursuant to which certain directors were eligible for automatic stock option grants under the plan. These automatic stock option grant provisions were frozen by our board of directors effective September 30, 2002. Thus, unless our board of directors provides otherwise, no new automatic stock option grants will be made to directors under the 2001 Stock Incentive Plan. However, directors remain eligible for discretionary award grants under the 2001 Stock Incentive Plan.

Acceleration of Awards; Possible Early Termination of Awards.    Unless the administrator acts in advance of a Change in Control Event to prevent the acceleration of awards, upon a Change in Control Event each option will become immediately vested and exercisable and each award of restricted stock will immediately vest free of restrictions. Awards may terminate to the extent that they are vested and not exercised prior to a Change in Control Event or other event that we do not survive. A “Change in Control Event” under the 2001 Stock Incentive Plan generally includes (1) our dissolution or liquidation, (2) certain mergers and other reorganizations in which our shareholders do not continue to own at least half of our stock or our successor’s stock following the transaction, (3) certain sales of all or substantially all of our business or assets, (4) certain persons acquiring 25% or more of our outstanding voting stock, and (5) certain changes in a majority of our board of directors over a period not longer than two years.

Termination of or Changes to the Plan.    Our board of directors may amend or terminate the 2001 Stock Incentive Plan at any time and in any manner. Shareholder approval for an amendment will generally not be obtained unless shareholder approval for the amendment is required by applicable law. Unless previously terminated by our board of directors, the 2001 Stock Incentive Plan will terminate on September 24, 2011. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the rights of the holder.

U.S. Federal Income Tax Consequences of Awards under the Plan.    The U.S. federal income tax consequences of the 2001 Stock Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2001 Stock Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to a nonqualified stock option, we are generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to an incentive stock option under Section 422 of the U.S.

Internal Revenue Code, we are generally not entitled to a deduction nor does the optionee recognize income at the time of exercise, although the optionee may be subject to the U.S. federal alternative minimum tax.

With respect to purchases of restricted shares, if the shares are subject to a substantial risk of forfeiture the purchaser has income equal to the excess of the fair market value of the shares over the price paid (if any) for the shares only at the time the restrictions lapse (unless the purchaser elects to accelerate recognition as of the date of grant). A purchaser of shares that are not subject to a substantial risk of forfeiture has income at the time of purchase equal to the excess of the fair market value of the shares at that time over the price paid (if any) for the shares. Stock unit awards are generally subject to tax at the time of payment. In each of the foregoing cases, we will generally have a corresponding deduction at the time the award recipient recognizes income.

If an award is accelerated under the 2001 Stock Incentive Plan in connection with a change in control (as this term is used under the U.S. Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code, we may not be permitted to deduct the compensation that is not performance-based in excess of $1,000,000 in certain circumstances.

Specific Benefits; Historical Grants Under the Plan.    Except for the grants referred to in the “New Plan Benefits” table below, we have not approved any awards under the 2001 Stock Incentive Plan that are contingent on shareholder approval of the proposed plan amendment. If the additional shares that will be available under the 2001 Stock Incentive Plan if shareholders approve the proposed plan amendment had been available for award purposes in fiscal 2002, we expect that our award grants for fiscal 2002 would not have been substantially different from those actually made under the plan and those described in the New Plan Benefits table below.

For information regarding stock options granted to our directors and named executive officers during fiscal 2002, see the material under the heading “Proposal 1—Election of Directors—Compensation of Directors” above, under the heading “Other Information—Executive Compensation” above, and in the New Plan Benefits table below. For additional information regarding past option grants under the 2001 Stock Incentive Plan, see the “Aggregate Past Grants under the 2001 Stock Incentive Plan” table below.

We are not currently considering any specific additional awards under the 2001 Stock Incentive Plan. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the plan, if shareholders approve the proposed plan amendment, cannot be determined at this time.

The closing market price for a share of our common stock on January 17, 2003 was $5.35 per share.

NEW PLAN BENEFITS

Our board of directors has approved, subject to shareholder approval of the proposed amendment to the 2001 Stock Incentive Plan, the following stock option grants under the 2001 Stock Incentive Plan:

Name and Position	Number of Shares Subject to Options
Executive Group:
Barry D. Plost	35,000
Chairman and former Interim Chief Executive Officer
Michael F. Crowley, II	50,000
Chief Executive Officer
Dennis M. Mulroy	—
Chief Financial Officer

85,000

Non-Executive Director Group:
Jerry L. Burdick	—
Samuel Anderson	—
Ezzat Jallad	—
Dr. Nelson Teng	—
Robert J. Cresci	—
Dr. Bernard Kasten	10,000

10,000

Non-Executive Officer Employee Group	—

Total	95,000

The stock options reflected in the foregoing table would have exceeded the individual award grant limit as currently in effect under the 2001 Stock Incentive Plan. These stock options will be effective only if shareholders approve the proposed amendment to the 2001 Stock Incentive Plan, which, in part, increases the individual share limit under the plan. Each of these stock options was granted, subject to shareholder approval of the proposed plan amendment, during fiscal 2002 or fiscal 2003 and has a maximum term of five years from the date of grant. The options granted to Mr. Plost and Dr. Kasten were granted on October 8, 2002 and have an exercise price of $5.10 per share and were fully vested on the date of grant. The options granted to Mr. Crowley were granted on October 15, 2001 and have an exercise price of $3.25 per share and vest on October 15, 2004.

AGGREGATE PAST GRANTS UNDER THE 2001 STOCK INCENTIVE PLAN

As of December 31, 2002, options covering 540,000 shares of our common stock had been granted under the 2001 Stock Incentive Plan. Of these options, the following number of shares have been granted subject to options to the persons and groups identified below:

Name and Position	Number of Shares Subject to Past Option Grants		Number of Shares Acquired On Exercise	Number of Shares Underlying Options as of December 31, 2002
				Exercisable	Unexercisable
Executive Group:
Barry D. Plost	85,000	(1)	—	50,000	35,000	(1)
Chairman and former Interim Chief Executive Officer
Michael F. Crowley, II	100,000	(1)	—	—	100,000	(1)
Chief Executive Officer
Dennis M. Mulroy	25,000		—	—	25,000
Chief Financial Officer

Total for Executive Group	210,000		—	50,000	160,000

Non-Executive Director Group:
Jerry L. Burdick	35,000		—	35,000	—
Samuel Anderson	35,000		—	35,000	—
Ezzat Jallad	40,000		—	40,000	—
Dr. Nelson Teng	40,000		—	40,000	—
Robert J. Cresci	40,000		—	40,000	—
Dr. Bernard Kasten	60,000	(1)	—	50,000	10,000	(1)

Total for Non-Executive Director Group	250,000		—	240,000	10,000

Each other person who has received 5% or more of the options	—		—	—	—
All employees, including all current officers who are not executive officers or directors, as a group	80,000		—	—	80,000

Total	540,000		—	290,000	250,000

(1)	Includes options, identified in the New Plan Benefits table above, that have been granted subject to shareholder approval of the proposed plan amendment.

Mr. Plost and each of the non-executive directors identified above is a nominee for re-election as a director at the 2003 annual meeting.

Securities Authorized for Issuance Under Equity Compensation Plan

Equity Compensation Plans Approved by Stockholders.    We maintain the 2001 Stock Incentive Plan summarized above. In addition, on September 25, 2001 we granted to each of Messrs. Plost, Burdick, Teng, Kasten, Cresci, Jallad and Anderson options to purchase 40,000 shares of our common stock at an exercise price of $1.00 per share. These options were granted outside of the scope of the 2001 Stock Incentive Plan. Our 2001 Stock Incentive Plan and the other September 25, 2001 option grants referred to in the previous sentence were approved by our shareholders in September 2001. The September 25, 2001 option grants referred to above are fully vested and have a maximum term of five years from the date of grant.

Equity Compensation Plan Not Approved by Stockholders.    On October 4, 2001, we granted options covering an aggregate of 40,000 shares to certain consultants for services that have been rendered. These options were not granted under the 2001 Stock Incentive Plan and we were not required to obtain shareholder approval for these options. Each of these options was fully vested at grant and has a maximum term of three years from the date of grant.

Summary Table.    The following table sets forth, for our 2001 Stock Incentive Plan and the other option grants referred to above, the number of shares of our common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of September 30, 2002.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options		Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by shareholders	620,000	(1)(2)	$3.49	(1)	190,000	(3)
Equity compensation plans not approved by shareholders	40,000		$5.00		—

(1)
Includes the options, identified under “New Plan Benefits” above, that have been granted under the 2001 Stock Incentive Plan during fiscal 2002 subject to shareholder approval of the proposed plan amendment described above.

(2)
Of these shares, 410,000 are subject to options granted under the 2001 Stock Incentive Plan and an aggregate of 210,000 are subject to the September 25, 2001 option grants to Messrs. Plost, Burdick, Teng, Kasten, Cresci, Jallad and Anderson.

(3)
Reflects shares then available for award grants under the 2001 Stock Incentive Plan. The total number of shares reflected in this column does not reflect the additional 400,000 shares of our common stock that will be available for delivery pursuant to awards under the 2001 Stock Incentive Plan if shareholders approve the proposed plan amendment described above. All of the shares available under the 2001 Stock Incentive Plan are available for grant subject to stock options, restricted stock or other awards authorized under the 2001 Stock Incentive Plan.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the votes represented and voted at the meeting, either in person or by proxy, is required to approve the proposed amendments to the 2001 plan. Any shares not voted at the meeting whether by broker non-votes, abstentions or otherwise will have no impact on the vote.

Our board recommends a vote FOR the proposed amendments to the 2001 plan. The shares represented by the proxies received will be voted FOR approval of the proposed amendments, unless the proxy indicates a vote against approval or an abstention from voting.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

In accordance with its written charter, the Audit Committee assists the board of directors in fulfilling its responsibility for oversight of the quality of SeraCare Life Sciences’ financial reporting process, system of internal controls, audit process and process for monitoring compliance with laws and regulations.

The Audit Committee consists of three members, each of whom satisfies the independence, financial literacy and experience requirements of Nasdaq.

Management and the external auditors are responsible for planning or conducting audits and determining SeraCare Life Sciences’ financial statements are accurate and are in accordance with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors that the financial statements have been prepared in conformity with generally accepted accounting principles.

During fiscal 2002, the Audit Committee held three meetings. During the fiscal year the Audit Committee met and held discussions with management and the independent auditors. The meetings were conducted so as to encourage communication among the members of the Audit Committee, management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees.”

The Audit Committee reviewed and discussed the audited consolidated financial statements of SeraCare Life Sciences as of and for the year ended September 30, 2002 with management and the independent auditors, and the board of directors including the Audit Committee received an opinion of KPMG LLP as to the conformity of such audited consolidated financial statements with generally accepted accounting principles.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met regularly with the independent auditors, with and without management present, to discuss the results of their examination, the evaluation of SeraCare Life Sciences’ internal controls and the overall quality of SeraCare Life Sciences’ accounting procedures.

In addition, the Audit Committee obtained from KPMG LLP written documentation describing all relationships between KPMG LLP and SeraCare Life Sciences that might bear on KPMG LLP’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with KPMG LLP any relationships that may have an impact on its objectivity and independence and satisfied itself as to KPMG LLP’s independence. The Audit Committee also considered whether the provision of information technology and similar services and other non-audit services by KPMG LLP to SeraCare Life Sciences is compatible with maintaining KPMG LLP’s independence. The Audit Committee also reviewed, among other things, the amount of fees paid to KPMG LLP for audit and non-audit services.

Based on the above-mentioned review and discussions with management and KPMG LLP, and subject to the limitations on our role and responsibility described above and in the Audit Committee Charter, the Audit Committee recommended to the board of directors that SeraCare Life Sciences’ audited consolidated financial statements be included in SeraCare Life Sciences’ Annual Report on Form 10-K for the fiscal year ended September 30, 2002, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Robert Cresci
Ezzat Jallad
Nelson Teng

INDEPENDENT ACCOUNTANTS

Effective February 4, 2002, SeraCare Life Sciences chose not to extend the engagement of BDO Seidman LLP as the company’s independent accountants. The decision to change independent accountants was recommended by the Audit Committee of our board of directors and approved by our board of directors. During the transition period ended September 30, 2001, the years ended February 28, 2001 and February 29, 2000, and the interim period from September 30, 2001 to February 7, 2002, we have had no disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman LLP would have caused them to make reference thereto in their report on our financial statements for such periods.

During the transition period ended September 30, 2001, the years ended February 28, 2001 and February 29, 2000, and the interim period from September 30, 2001 to February 7, 2002, we have had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

SeraCare Life Sciences provided BDO Seidman LLP with a copy of the above disclosures and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. That letter was attached to a Form 8-K we filed on February 7, 2002 to disclose its change in auditors.

SeraCare Life Sciences engaged KPMG LLP as its new independent accountants effective February 4, 2002. During the transition period ended September 30, 2001, the years ended February 28, 2001 and February 29, 2000, and through the date of engagement of KPMG LLP, we have not consulted with KPMG LLP on items which (1) related to the application of accounting principles to a specified transaction (proposed or completed) by us, or the type of audit opinion that might be rendered on our financial statements, and resulted in a written report being provided by KPMG LLP to us or oral advice being provided by KPMG to us that KPMG LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) concerned the subject matter of a disagreement or reportable event with BDO Seidman LLP (as described in Item 304(a)(2) of Regulation S-K).

Our independent auditor for fiscal year 2002 was KPMG LLP and they will continue to serve as our auditor. We do not anticipate a representative from KPMG LLP will be present at the annual meeting.

Fees Paid to Independent Public Accountants

For the fiscal year ended September 30, 2002, fees paid for services provided by BDO Seidman LLP and KPMG LLP were as follows:

Audit Fees

Fees paid for services rendered for the audit of our annual financial statements for the fiscal year ended September 30, 2002 and the reviews of our financial statements included in our quarterly reports on Form 10-Q for the same fiscal year were $11,000 for BDO Seidman LLP and $96,230 for KPMG LLP.

Financial Information Systems Design and Implementation Fees

BDO Seidman LLP and KPMG LLP rendered no services covered in this section “Financial Information Systems Design and Implementation Fees.”

All Other Fees

BDO Seidman LLP did not render any services other than those service covered in the section captioned “Audit Fees.” Fees paid for services rendered by KPMG LLP, other than those services covered in the sections captioned “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” were $11,500, all of which were fees for tax services rendered by KPMG LLP.

The Audit Committee has concluded that the provision of non-audit services by our principal independent accountants is compatible with maintaining auditor independence.

Shareholder Proposals for the 2004 Annual Meeting

Proposals of shareholders intended to be presented at our next annual meeting must be received by us by September 25, 2003 to be considered for inclusion in our proxy statement relating to that meeting. Shareholders desiring to present a proposal at the next annual meeting but who do not desire to have the proposal included in the proxy materials distributed by us must deliver written notice of such proposal to us no later than November 24, 2003, but not prior to October 25, 2003, or the persons appointed as proxies in connection with the next annual meeting will have discretionary authority to vote on any such proposal.

GENERAL

Our annual report to shareholders accompanying this proxy statement includes our Form 10-K for our fiscal year ended September 30, 2002, that was filed with the Securities and Exchange Commission on December 30, 2002. Our financial statements, as contained in pages F-1 through and including F-20 of the Form 10-K, are incorporated by reference into this proxy statement.

As of the date of this proxy statement, our board of directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the accompanying Notice of Annual Meeting of Shareholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

BY ORDER OF THE BOARD OF DIRECTORS

Jerry L. Burdick
Secretary

Oceanside, California
January 23, 2003

ANNEX A

SERACARE LIFE SCIENCES, INC.

AUDIT COMMITTEE CHARTER

1.    Formation.    The Board of Directors (the “Board”) of SeraCare Life Sciences, Inc. (the “Corporation”) has established the Audit Committee (the “Committee”) pursuant to the California General Corporation Law and the Corporation’s Bylaws.

2.    Statement of Purpose.    The Committee will assist the Board in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, the system of internal control, the audit process, and the Corporation’s process for monitoring compliance with laws and regulations. To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Corporation’s business, operations, and risks.

The Committee is not responsible, in the ordinary course, for planning or conducting audits or determining that the Corporation’s financial statements are accurate and are in accordance with generally accepted accounting principles. This duty is the responsibility of management and the external auditors. Nor is it the duty of the Committee to independently verify information presented to it, unless special circumstances require such verification.

3.    Relationship with External Auditors.    The external auditors are ultimately accountable to the Board and the Committee, who have the authority and responsibility to select, evaluate and, where appropriate, replace the external auditors. The Committee is responsible for ensuring that the external auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the external auditors and the Corporation and for actively engaging in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditors. The Committee is also responsible for recommending that the Board take appropriate action in response to the external auditors’ statement to satisfy itself of the external auditors’ independence.

4.    Composition and Qualifications.    The Committee shall be comprised of not less than three members of the Corporation’s Board. Subject to the foregoing, the exact number of members of the Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board. One of the members of the Committee shall be designated by vote of the members of the Committee as the chairperson (the “Chairperson”) of the Committee. The Board shall appoint the members of the Committee to serve until their successors have been duly designated. The Board for any reason and at any time may remove members of the Committee. The Board shall fill vacancies on the Committee. The members of the Committee shall meet the standards of independence and other qualifications required by the National Association of Securities Dealers, Inc., which are set forth in Exhibit 1 hereto.

5.    Oversight.    The Committee shall have responsibilities in the following areas:

(a)  Internal Controls

•
Review with management and the external auditors the internal accounting controls and procedures, including computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

•
Review and instruct the external auditors to keep the Committee informed about the adequacy of the internal controls to expose any payments, transactions or procedures that might be illegal or otherwise improper fraud, about illegal acts, deficiencies in internal control, and certain other matters.

•	Inquire about internal control recommendations made by internal and external auditors and whether management has implemented them.

(b)  Financial Reporting

•	Review significant accounting and reporting issues and judgments and their impact on the financial statements, as presented by management for the auditors.

•	Review periodically with the internal and external auditors significant risks and exposures and the plans to monitor, control and minimize such risks and exposures.

•	Review significant findings and recommendations made by the internal and external auditors and discuss them on a timely basis.

•	Instruct the external auditors to communicate to the Committee any required changes affecting the presentation of financial statements and the responsibilities of the Committee.

•	Meet with management and the external auditors to review the annual financial statements and the results of the audit.

•
Request and review an analysis by internal and external auditors about significant financial reporting issues, including any complex and/or unusual transactions, significant valuation issues, reserve adequacy and significant judgments made in the preparation of the financial statements.

•	Review and evaluate management’s handling of proposed audit adjustments identified and presented to the Committee by the external auditors.

•	Review with management and require the external auditors to review the financial information included in the Corporation’s interim financial statements prior to filing SEC reports.

(c)  Compliance with Laws and Regulations

•
Periodically obtain reports from management, auditors, general counsel, and tax advisor regarding regulatory compliance by the Corporation, transactions with affiliates, and other legal matters that may have a material impact on financial statements and the consideration of those matters in preparing the financial statements.

•
Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

•	Review the findings of any examinations by regulatory agencies.

(d)  Internal Audit

•	Review the activities, organizational structure and qualifications of the internal audit function.

•	Participate in decisions regarding appointment, replacement, reassignment, or dismissal of the director of internal audit.

•
Review the effectiveness of the internal audit function, including the scope of the internal auditors’ responsibilities, their access to management and the Committee, their resources, staffing, and budget, and their follow-up experience in implementing prior audit recommendations.

(e)  External Audit

•	Articulate the external auditors’ ultimate accountability to the board and the Committee.

•	Review the external auditors’ proposed audit scope and approach.

•	Review annual engagement proposal for retention of the external auditors and level of fees to be paid to external auditors.

•	Review and evaluate the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors.

•
Review and discuss the independence of the external auditors, the nonaudit services provided and the auditors’ disclosures concerning and assertion of their independence in accordance with professional standards and as required by applicable standards.

•
Review with the external auditors any problems or difficulties they may have encountered, any management letter provided by the external auditors, and the Corporation’s response to that letter, including:

•	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

•	Any changes required in the planned scope of the internal audit.

•	The internal audit department responsibilities, budget and staffing.

•	Discuss the matters required to be discussed by Statement of Accounting Standards No. 61 as it may be modified or supplemented from time to time (“SAS 61”).

•	Obtain from the external auditors assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

(f)  Reporting Responsibilities

•	Regularly update the board of directors about Committee activities and make appropriate recommendations.

•	Prepare for inclusion in the proxy statement the disclosures about the Committee and its functioning required under applicable SEC rules.[1]

(g)  Other Responsibilities

•
Meet with the external auditors, director of internal audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

•	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

•	Review summary data on executive officer and director expense accounts and review related party transactions and actual or potential conflicts of interest.

•	Perform other oversight functions as requested by the full board.

•	Annually review and (if appropriate) update this charter, subject to board approval of changes.

6.    Meetings

(a)  Frequency

The Committee shall hold regular meetings on such days as it shall determine at least four times per year. Special meetings of the Committee will be held at the request of the Chairperson of the Committee or any two other Committee members. The internal audit staff shall draft minutes of Committee proceedings and present them to the chairperson of the Committee. Following the chairperson’s review, the minutes shall be presented to

(1)
Proxy statement disclosures include (1) a report of the audit committee disclosing whether the audit committee reviewed and discussed certain matters with management and the external auditors, received disclosures concerning and discussed their independence and whether, based on such review and discussion, it recommended to the board that the audited financial statements be included in the annual report filed with the SEC, (2) whether the audit committee has a written charter, and (3) certain information about the independence of the members and any audit committee member who is not independent, as defined in the applicable standards.

the Committee for approval. The Corporation’s Secretary shall maintain the minutes and records of the proceedings of the Committee.

(b)  Agenda

Prior to each regularly scheduled meeting, the Committee members will receive notice of and an agenda for the meeting. Other topics for discussion may be introduced at the meeting or by notice to the Chairperson at the request of any Committee member.

(c)  Attendance

The Committee may regularly or from time-to-time ask corporate officers and other employees of the Corporation to attend the meetings. With the permission of the chairperson of the Committee, directors who are not members of the Committee may also attend Committee meetings.

(d)  Procedures

The Committee may adopt rules for its meetings and activities. In the absence of any such rules, the Committee actions shall be governed by the Corporation’s Bylaws and applicable law, as applicable to Board meetings and activities. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee. Meetings of the Committee may be undertaken in person and telephonically.

7.    Outside Assistance.    The Committee shall have the authority to request and receive access to any internal or external information it requires to fulfill its duties and responsibilities. The Committee is authorized to engage such outside professional or other services as in its discretion may be required to fulfill its responsibilities.

EXHIBIT 1

NASDAQ NATIONAL MARKET INDEPENDENCE STANDARDS AND
QUALIFICATION REQUIREMENTS

The Committee must consist of not less than three members of the Corporation’s Board.

The qualifications of the Committee membership must be as follows:

No member shall have any relationship to the Corporation that, in the determination of the Board, may interfere with his or her exercise of independence from management and the Corporation. The following persons shall not be considered independent:

•	A director who is, or has been in any of the past three years, an employee or officer of the Corporation or any of its affiliates;

•
A director who accepted any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	A director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer;

•
A director who is a partner in, or controlling shareholder or executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, in any of the past three years, payments (other than those arising solely from investments in the Corporation’s securities) that exceed 5% of the Corporation’s or business organization’s consolidated gross revenues for that year or $200,000, whichever is more; and

•	A director who is employed as an executive of another entity if any of the Corporation’s executives serve on that entity’s compensation committee.

Notwithstanding the foregoing, the Board may, under exceptional and limited circumstances, appoint to the Committee one individual who is not “independent” as defined above and is not a current employee or an immediate family member of such employee if the Board determines in its business judgment that membership on the Committee by the individual is required by the Corporation’s and shareholder’s best interests, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

•
Each member shall be able to read and understand fundamental financial statements, including a corporation’s balance sheet, income statement, and cash flow statement, or shall become able to do so within a reasonable period of time after his or her appointment to the Committee.

•
At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The term “immediate family member” includes a person’s spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person’s home.

ANNEX B

SERACARE LIFE SCIENCES, INC.

2001 STOCK INCENTIVE PLAN

[ELECTRONIC FILING ONLY]

B-1

-i-

(continued)

-ii-

SERACARE LIFE SCIENCES, INC.
2001 STOCK INCENTIVE PLAN

1.	THE PLAN

1.1	Purpose

The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. “Corporation” means SeraCare Life Sciences, Inc. and “Company” means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 6.

1.2	Administration and Authorization; Power and Procedure.

(a)  Committee.    This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

(b)  Plan Awards; Interpretation; Powers of Committee.    Subject to the express provisions of this Plan, the Committee shall have the authority:

(i)  to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards;

(ii)  to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(iii)  to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

(iv)  to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(v)  to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 5.6;

(vi)  to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

(vii)  to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

The provisions of Section 4 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating. Although the discretion of the Committee extends to such Options, Board approval or ratification shall be required for any material amendment to any such Option.

(c)  Binding Determinations/Liability Limitation.    Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(d)  Reliance on Experts.    In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e)  Delegation.    The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3	Participation

Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

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1.4	Shares Available for Awards; Share Limits.

(a)  Shares Available.    Subject to the provisions of Section 5.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

(b)  Share Limits.    The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 1,000,000* shares (the “Share Limit”). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 500,000* shares. The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual shall be limited to 150,000* and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any individual shall be 150,000.* Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 5.2.

(c)  Share Reservation; Replenishment and Reissue of Unvested Awards.    No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5	Grant of Awards.

Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award

*	As proposed to be amended at the 2003 annual meeting of the Corporation’s shareholders.

3

Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6	Award Period.

Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than ten (10) years after the Award Date.

1.7	Limitations on Exercise and Vesting of Awards.

(a)  Provisions for Exercise.    Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b)  Procedure.    Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

(c)  Fractional Shares/Minimum Issue.    Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8	No Transferability; Limited Exception to Transfer Restrictions.

(a)  Limit On Exercise and Transfer.    Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge, (ii) Awards shall be exercised only by the Participant, and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

(b)  Exceptions.    The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions, or to such other related persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative

4

basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee).

(c)    Further Exceptions to Limits On Transfer.    The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

(i)  transfers to the Corporation,

(ii)  the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii)  transfers pursuant to a QDRO order if approved or ratified by the Committee,

(iv)  if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v)  the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing or anything in Section 1.8(b) to the contrary, ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

2.	OPTIONS.

2.1	Grants.

One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

2.2	Option Price; Vesting.

(a)  Pricing Limits.    The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but in no case shall it be less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

5

(b)  Payment Provisions.    The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee, by a cashless exercise pursuant to such rules as the Committee may adopt; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by a cashless exercise or by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

(c)  Vesting.    Unless otherwise provided by the Committee in the applicable Award Agreement, each Option shall vest as to one-third of the number of shares subject thereto on each of the first, second, and third anniversaries of the Award Date of the Option, subject to earlier termination pursuant to Section 2.6 and Section 5.2.

2.3    Limitations on Grant and Terms of Incentive Stock Options.

(a)  $100,000 Limit.    To the extent that the aggregate “Fair Market Value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(b)  Option Period.    Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

(c)  Other Code Limits.    Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4    Limits on 10% Holders.

6

No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5    Waiver of Restrictions.

Subject to Section 1.4 and Section 5.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the vesting schedule, the restrictions upon or (subject to Section 2.3(b)) the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means.

2.6    Effects of Termination of Employment or Service.

(a)  Options—Resignation or Dismissal.    If the Participant’s employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the “Severance Date”) other than Retirement, Total Disability or death, or for Cause (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate

(b)  Options—Death or Disability.    If the Participant’s employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

(c)  Options—Retirement.    If the Participant’s employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant’s Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

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(d)  Committee Discretion.    Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than discharge for Cause, the Committee may, in its discretion, increase the portion of the Participant’s Award available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

2.7    Options and Rights in Substitution for Stock Options Granted by Other Corporations.    Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

3.     RESTRICTED STOCK AND STOCK UNIT AWARDS.

Subject to any applicable limitations under California law and to such rules and procedures as the Committee may establish from time to time:

3.1    Grants.

(a)  Restricted Stock.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide, such as in the case of Awards principally for services already rendered. Stock certificates or book entries evidencing shares of Restricted Stock pending the lapse of the restrictions (“Restricted Shares”) shall bear a legend or notation making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

(b)  Stock Units.    The Committee may, in its discretion, authorize and grant to any Eligible Person a Stock Unit Award or the crediting of Stock Units for

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services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company deferred compensation plan, in form substantially as approved by the Committee.

(c)  Payouts.    The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Restricted Stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

3.2    Restrictions.

(a)  Pre-Vesting Restraints.    Except as provided in Section 3.1 and 1.8, Restricted Shares comprising any Restricted Stock Award and rights in respect of Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on Restricted Shares have lapsed and the shares issuable pursuant to the Stock Unit Award have been issued.

(b)  Dividend and Voting Rights.    Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.

(c)  Cash Payments.    If the Participant shall have paid or received cash (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify the extent (if any) to which such amounts shall be returned (with or without an earnings factor) as to any Restricted Shares or Stock Unit Awards which cease to be eligible for vesting.

3.3    Return to the Corporation.

Unless the Committee otherwise expressly provides, Restricted Shares or Stock Units that remain subject to conditions to vesting upon restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, unless the Committee otherwise provides in the applicable terms of the Award.

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4.     NON-EMPLOYEE DIRECTOR OPTIONS

4.1    Participation.

Options under this Article 4 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

4.2    Annual Option Grants.

Notwithstanding any other provision of this Section 4.2 to the contrary, no new Option shall, unless otherwise expressly provided by the Board, be granted under this Section 4.2 on or after September 30, 2002. The other provisions of this Section 4.2 shall, however, remain in effect as to Options granted under this Section 4.2 prior to such date.

(a)  Annual Awards.    Immediately following the annual shareholders meeting in each year during the term of the Plan there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then continuing in office to purchase 5,000 shares of Common Stock.

(b)  Maximum Number of Shares.    Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(a) shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 4.2 in any calendar year.

4.3    Option Price.

The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 4.2 hereof shall be 100 percent of the Fair market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article 4 shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

4.4    Option Period and Exercisability.

Each Option granted under this Article 4 and all rights or obligations thereunder shall expire five years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under Section 4.2 shall be fully vested and exercisable as of the applicable Award Date.

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4.5	Termination of Directorship.

If a Non-Employee Director’s services as a member of the Board of Directors terminate for any reason, an Option granted pursuant to this Article held by such Participant remain exercisable for six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs.

4.6	Adjustments.

Options granted under this Article 4 shall be subject to adjustment as provided in Section 5.2, but only to the extent that (a) such adjustment and the Committee’s actions in respect thereof satisfy any applicable criteria in respect of formula plans under Rule 16, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

4.7	Termination Upon a Change in Control or Other Event.

Each Option granted under this Article 4 is subject to termination in accordance with Section 5.2(b).

5.	OTHER PROVISIONS

5.1	Rights of Eligible Persons, Participants and Beneficiaries.

(a)  Employment Status.    Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

(b)  No Employment/Service Contract.    Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.

(c)  Plan Not Funded.    Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or

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adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.2	Adjustments; Acceleration.

(a)  Adjustments.    Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(1)  proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) (subject to limitations under Section 5.10(c)) the performance standards appropriate to any outstanding Awards, or

(2)  make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or strike price of the Award.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize

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the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

(b)  Possible Early Termination of Accelerated Awards.    If any Option or other right to acquire Common Stock under this Plan is fully vested or has been fully accelerated as required or permitted by Section 4.7 or Section 5.2(c), but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Section 5.2(a) that the Corporation does not survive, or (3) the consummation of an event described in Section 5.2(a) involving a Change of Control Event, such Option or right shall terminate, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

(c)  Acceleration of Awards Upon Change in Control.    Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

(1)  each Option shall become immediately exercisable, and

(2)  Restricted Stock shall immediately vest free of restrictions.

Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

The Committee may override the limitations on acceleration in this Section 5.2(c) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 5.2(d)), a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

(d)  Possible Rescission of Acceleration.    If the vesting of an Award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

(e)  Golden Parachute Limitation.    In no event shall an Award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of

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the Code, nor shall any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, an employment or other agreement with the Participant may expressly provide for benefits in excess of amounts determined by applying the foregoing Section 280G limitations.

5.3	Effect of Termination of Service on Awards.

(a)  General.    The Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. Unless otherwise specified, the date of termination shall be (1) the date of termination (for any reason whatsoever) of the Participant’s employment by the Company, in the case of an Award granted to an employee; (2) the date of termination of directorship in the case of an Award granted to or held by a director (or former employee continuing in service as a director); or (3) the date of termination of services to the Company, as determined by the Committee, in the case of an Other Eligible Person. Notwithstanding the foregoing, the Committee may authorize by express provision in or amendment to an Award an extension of the date of termination if a person’s status after grant changes from one eligible category to another, or in other circumstances that the Committee deems appropriate.

(b)  Termination of Consulting or Affiliate Services.    If the Participant is not an Eligible Employee or director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award otherwise expressly provides), the Participant’s termination of services for purposes of this Plan shall be the date which is 10 days after the Company’s mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

(c)  Effect on Unvested Awards.    Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, a Restricted Stock Award or Stock Unit Award, to the extent such Award has not vested as of the applicable Severance Date shall terminate on the Severance Date without further payment or benefit of any kind; and any Option theretofore outstanding and not vested shall terminate. Vested Options are subject to the provisions of Section 2.6.

(d)  Events Not Deemed Terminations of Service.    Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other

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leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

(e)  Effect of Change of Subsidiary Status.    For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

5.4	Compliance with Laws.

This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

5.5	Tax Matters.

Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 5.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or

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at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. Shares in no event shall be withheld in excess of the minimum number required for tax withholding under applicable law.

5.6    Plan and Award Amendments, Termination and Suspension.

(a)  Board Authorization.    The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b)  Shareholder Approval.    To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

(c)  Amendments to Awards.    Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 1.2(b) and 5.6(d)) may make other changes to the terms and conditions of Awards.

(d)  Limitations on Amendments to Plan and Awards.    No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

(e)  ISO Acceleration.    The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option under the Code.

5.7    Privileges of Stock Ownership.

Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

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5.8      Effective Date of the Plan.

This Plan is effective as of September 24, 2001.

5.9      Term of the Plan.

No Award will be granted under this Plan after September 24, 2011 (the “termination date”). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

5.10    Governing Law/Construction/Severability.

(a)  Choice of Law.    This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

(b)  Severability.    If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)  Plan Construction.

(1)  Rule 16b-3.    It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

(2)  Section 162(m).    It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs granted with an exercise or base price not less than Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

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5.11    Captions.

Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

5.12    Effect of Change of Subsidiary Status.

For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

5.13    Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

Awards may be granted to Eligible Persons under this Plan in substitution for employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

5.14    Non-Exclusivity of Plan.

Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

5.15    No Corporate Action Restriction.

The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Subsidiary’s capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

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5.16    Other Company Benefit and Compensation Program.

Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

6.    DEFINITIONS.

6.1    Definitions.

(a)  “Award” means an award of any Option, Restricted Stock, Stock Unit, dividend equivalent or deferred payment right or other right or security that would constitute a “derivative security” under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

(b)  “Award Agreement” means any writing setting forth the terms of an Award that has been authorized by the Committee.

(c)  “Award Date” means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

(d)  “Award Period” means the period beginning on an Award Date and ending on the expiration date of such Award.

(e)  “Beneficiary” means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(f)  “Board” means the Board of Directors of the Corporation.

(g)  “Cause” with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a termination of service based upon a finding by the Committee acting in good faith and based on its reasonable belief at the time, that the Participant:

(1)  has been negligent in the discharge of his or her duties to the Company, has refused to perform stated or assigned duties or is incompetent in or incapable of performing those duties; or

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(2)  has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or an affiliate; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses); or

(3)  has materially breached any of the provisions of any agreement with the Company or an affiliated entity; or

(4)  has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or an affiliate; has improperly induced a vendor or customer to break or terminate any contract with the Company or an affiliate or induced a principal for whom the Company or an affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

(h)  “Change in Control Event” means any of the following:

(1)  The dissolution or liquidation of the Corporation, other than in the context of a transaction that does not constitute a Change in Control Event under clause (2) below.

(2)  Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation’s business and/or assets as an entirety to, one or more entities that are not Subsidiaries (a “Business Combination”), unless (A) as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the “Successor Entity”) immediately after the reorganization are, or will be, owned, directly or indirectly, in substantially the same proportions, by shareholders of the Corporation immediately before the Business Combination; and (B) no person (as defined in clause (h)(3) below, but excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 25% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (C) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of

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the initial agreement or of the action of the Board approving the Business Combination.

(3)  Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 25% of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (A) an acquisition directly from the Company, (B) an acquisition by the Company, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or an acquisition by any entity pursuant to a transaction which is expressly excluded under clause (h) (2) above.

(4)  During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s shareholders, of each new Board member was approved by a vote of at least /two-thirds of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(i)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j)  “Commission” means the Securities and Exchange Commission.

(k)  “Committee” means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized only by a committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

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(l)  “Common Stock” means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

(m)  “Company” means, collectively, the Corporation and its Subsidiaries.

(n)  “Corporation” means SeraCare Life Sciences, Inc., a California corporation, and its successors.

(o)  “Eligible Employee” means an officer (whether or not a director) or employee of the Company.

(p)  “Eligible Person” means an Eligible Employee, Non-Employee Director or any Other Eligible Person designated by the Committee in its discretion.

(q)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)  “Excluded Person” means (1) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (2) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 10% of the outstanding Shares of Common Stock at the time of adoption of this Plan (or an affiliate, successor, heir, descendant or related party of or to any such person), (3) the Company, or (4) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

(s)  “Fair Market Value” on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date (or if the market has not closed at the applicable time), then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information, on such date, or, if there is no trading of the stock on such date (or if the market has not closed at the applicable time), then the last price of the stock as so furnished on the next preceding date on which there was trading in such shares; or (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported by the NASD through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information, the value as established by the Committee at such time for purposes of this Plan (if the price of the stock is furnished by the NASD through the NASDAQ SmallCap Market, the Committee’s determination of Fair Market Value may be based on, without limitation, the last price and/or the mean between the bid and asked

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prices for the stock as of the relevant date or as of the last date that there was trading in the stock, as applicable).

(t)  “Incentive Stock Option” means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

(u)  “Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

(v)  “Non-Employee Director” means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

(w)  “Option” means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

(x)  “Other Eligible Person” means any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company’s securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person’s participation in this Plan would not adversely affect (1) the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation’s compliance with any other applicable laws.

(y)  “Participant” means an Eligible Person who has been granted an Award under this Plan.

(z)  “Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(aa)  “Plan” means this 2001 Stock Incentive Plan, as it may be amended from time to time.

(bb)  “QDRO” means a qualified domestic relations order.

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(cc)  “Restricted Shares” or “Restricted Stock” means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(dd)  “Retirement” means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65.

(ee)  “Rule 16b-3” means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

(ff)  “Section 16 Person” means a person subject to Section 16(a) of the Exchange Act.

(gg)  “Securities Act” means the Securities Act of 1933, as amended from time to time.

(hh)  “Severance Date” means the date of termination of employment or service as further defined in Section 5.3.

(ii)  “Stock Appreciation Right” means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

(jj)  “Stock Bonus” means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

(kk)  “Stock Unit” means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

(ll)  “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

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(mm)  “Total Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

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Exhibit A

SERACARE LIFE SCIENCES, INC.
2001 STOCK INCENTIVE PLAN
DIRECTOR NONQUALIFIED STOCK OPTION AGREEMENT

THIS DIRECTOR NONQUALIFIED STOCK OPTION AGREEMENT (this “Option Agreement”) by and between SeraCare Life Sciences, Inc. a California corporation (the “Corporation”), and                                           (the “Participant”) evidences the nonqualified stock option (the “Option”) granted by the Corporation to the Participant pursuant to Article 4 of the SeraCare Life Sciences, Inc. 2001 Stock Incentive Plan (the “Plan”) as to the number of shares of the Corporation’s Common Stock, no par value, first set forth below.

Number of Shares of Common Stock:1                                   Award Date:

Exercise Price per Share:1                 $                                     Expiration Date:1,2

The Option is fully vested as of the Award Date. The Option is granted under the Plan and is subject to the Terms and Conditions of Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Option is not and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein, and the Participant acknowledges receipt of a copy of the Terms and the Plan.

“PARTICIPANT”	“SERACARE LIFE SCIENCES, INC.” (a California corporation)
Signature

Print Name	By:

Address	Its:

City, State, Zip Code

CONSENT OF SPOUSE

In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Participant agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

[1]	Subject to adjustment under Section 4.6 of the Plan.
[2]	Subject to early termination under Section 4.5 or 4.7 of the Plan.

A-1

TERMS AND CONDITIONS OF OPTION

1.      Vesting; Limits on Exercise.

As set forth in the Option Agreement, the Option is vested as of the Award Date. The Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option. Fractional share interests shall be disregarded, but may be cumulated. No fewer than 1001 shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

2.      No Service Commitment.

Nothing contained in this Option Agreement or the Plan constitutes a service commitment by the Company, confers upon the Participant any right to remain in the Company’s service, or interferes in any way with the right of the Company to terminate such service or to decrease the Participant’s other compensation.

3.      Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option and accompanied by:

•
delivery of an executed Exercise Agreement in substantially the form attached hereto as Attachment A or such other form as from time to time may be required by the Committee (the “Exercise Agreement”);

•	payment in full for the Exercise Price of the shares to be purchased in a manner permitted by Section 4.3 of the Plan; and

•	any written statements or agreements required pursuant to Section 5.4 of the Plan.

4.      Early Termination of Option.

The Option, to the extent not previously exercised, and all other rights hereunder, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event:

•	the Participant ceases to be a member of the Board as provided in Section 4.5 of the Plan, or

•	of the termination of the Option pursuant to Section 4.7 of the Plan.

5.      Non-Transferability and Other Restrictions.

The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 1.8 of the Plan.

A-2

6.      Notices.

Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address given beneath the Participant’s signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

7.      Plan.

The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant acknowledges receipt of a copy of the Plan and agrees to be bound by the terms thereof. The Participant acknowledges reading and understanding the Plan. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

8.      Entire Agreement.

This Option Agreement (together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 5.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9.      Governing Law; Limited Rights.

9.1.  California Law.    This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to conflict of law principles thereunder.

9.2.  Limited Rights.    The Participant has no rights as a shareholder of the Corporation with respect to the Option as set forth in Section 5.7 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 5.15 of the Plan.

(Remainder of Page Intentionally Left Blank)

A-3

ATTACHMENT A

SERACARE LIFE SCIENCES, INC.
2001 STOCK INCENTIVE PLAN
DIRECTOR OPTION EXERCISE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Nonqualified Stock Option Agreement dated as of                                            (the “Option Agreement”) under the SeraCare Life Sciences, Inc. Stock Incentive Plan (the “Plan”), as follows:

•	the Purchaser hereby irrevocably elects to purchase shares of Common Stock, no par value per share (the “Shares”), of SeraCare Life Sciences, Inc., a California corporation (the “Corporation”), and

•	such purchase shall be at the price of $ per share, for an aggregate amount of $ .

Capitalized terms are defined in the Plan if not defined herein.

Delivery of Share Certificate.    The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:                                                                                                                                      .

Plan and Option Agreement.    The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement, both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them.

“PURCHASER”	ACCEPTED BY: SERACARE LIFE SCIENCES, INC.
Signature	(a California corporation)

Print Name	By: Print Name:

Address	Title:

City, State, Zip Code	(To be completed by the Corporation after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

A-4

PROXY

SERACARE LIFE SCIENCES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR ANNUAL MEETING, FEBRUARY 26, 2003

The undersigned, a shareholder of SERACARE LIFE SCIENCES, INC., a California corporation (the “Company”), acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and a copy of the Company’s Annual Report to Shareholders for its fiscal year ended September 30, 2002; and, revoking any proxy previously given, hereby constitutes and appoints Michael Crowley II and Dennis M. Mulroy, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of Biomat USA, Inc., located at 1925 Century Park East, Suite 920, Los Angeles, California 90067, on February 26, 2003 at 9:00 a.m., local time, and at any adjournment thereof, on all matters coming before said meeting.

(continued and to be signed on other side)

ANNUAL MEETING OF SHAREHOLDERS OF

SERACARE LIFE SCIENCES, INC.

FEBRUARY 26, 2003

Please date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
ACCOUNT NUMBER
NUMBER OF SHARES

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES
AND FOR THE PROPOSED AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	TO ELECT EIGHT DIRECTORS		2.	TO APPROVE AN AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARD GRANTS UNDER THE PLAN AND TO INCREASE CERTAIN OTHER AWARD LIMITS UNDER THE PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐
		NOMINEES
☐	FOR ALL NOMINEES	O Samual D. Anderson O Jerry L. Burdick O Robert J. Cresci O Michael F. Crowley II O Ezzat Jallad O Bernard Kasten O Barry D. Plost O Nelson Teng
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3.	IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF.
☐	FOR ALL EXCEPT (See instructions below)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE IN PROPOSAL 1 AND FOR THE PROPOSED AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Shareholder                                         Date:                Signature of Shareholder                                         Date:

Note:
This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.